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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)  September 21, 1999


                         VALASSIS COMMUNICATIONS, INC.
           ---------------------------------------------------------
            (Exact name of registrant as specified in its charter)


      Delaware                     1-10991                   38-2760940
  ----------------        ------------------------      -------------------
  (State or other         (Commission File Number)      (IRS Employer
  jurisdiction of                                       Identification No.)
  incorporation)


19975 Victor Parkway, Livonia, Michigan                                   48152
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(Address of principal executive offices)                             (Zip code)


(Registrant's telephone number, including area code)       734-591-3000
                                                           ------------
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Item 5.  Other Events.

     On September 21, 1999, Valassis Communications, Inc. filed a Certificate of Designations of Preferred Stock (the "Certificate") with the office of the Secretary of State of Delaware. The Certificate designated 1 million shares of the Company's previously authorized and unissued preferred stock as "Junior Preferred Stock, Series A." Shares of Junior Preferred Stock, Series A are subject to the rights and restrictions set forth on the Certificate, which is hereby incorporated by reference and attached as an exhibit to this Form.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

    (4) Certificate of Designations of Preferred Stock of Valassis Communications, Inc. filed with the office of the Secretary of State of Delaware on September 21, 1999, Authentication No. 9983607.


SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  VALASSIS COMMUNICATIONS, INC.



Date: September 23, 1999
                                  /s/ Robert L. Recchia
                                  ---------------------
                                  Name:   Robert L. Recchia
                                  Title: Chief Financial Officer
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                                 EXHIBIT INDEX

EXHIBIT   DESCRIPTION                                       PAGE NO.
NUMBER    -----------                                       --------
------


 4             Certificate of Designations of Preferred         1
               Stock of Valassis Communications, Inc.
               filed with the office of the Secretary of State of Delaware on September 21, 1999,
               Authentication No. 9983607.